        Exhibit [•]

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
    Applied Technologies Center
    315 Sigma Drive
    Summerville, SC 29486
    www.ati.org

February 6, 2024
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
Attention:    [******], Senior Vice President, Commercial Strategy
Subject:    Modification No. 21 to Project Agreement No. 01; MCDC2011-001
Reference:    MCDC Base Agreement No. 2020-530
Dear [****]:
In accordance with the terms and conditions of the referenced MCDC Base Agreement, Modification No. 21 hereby amends Project Agreement No. 01 as follows:
DESCRIPTION OF MODIFICATION
1)    Attachment A, Statement of Work, of the Project Agreement is hereby amended as attached herein.
Except as provided herein, all Terms and Conditions of the referenced MCDC Base Agreement, Project Agreement, and preceding modifications remain unchanged and in full force and effect.
The Project Agreement Holder is required to sign this document and return to Advanced Technology International to finalize this action.

Novavax, Inc.	Advanced Technology International
By: /s/ Kevin J. Cline	By: /s/ [********]
Name: Kevin J. Cline	Name: [********]
143806112_1

Title: VP Government Alliances and Contracting	Title: Sr. Subcontracts Administrator
Date: 2/13/2024	Date: 2/15/2024

143806112_1

Attachment A
Statement of Work
(Incorporated as of Modification No. 21; Changes to Section 5 are indicated in Attachment A.)
This page intentionally left blank. See separate document for Attachment A

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Attachment A
Statement of Work
(Incorporated as of Modification No. 21; Changes to Section 5 are indicated below)
For
Rapid (WF10) Advanced Research & Development to Large Scale Manufacturing of NVX-CoV-2373 as a Vaccine for SARS-CoV-2 Coronavirus

01 February 2024

RPP #: 20-11
Project Identifier: MCDC2011-001
Consortium Member: Novavax, Inc.
Title of Proposal: Rapid (WF10) Advanced Research & Development to Large Scale Manufacturing of NVX-CoV-2373 as a Vaccine for SARS-CoV-2 Coronavirus
Requiring Activity: Joint Mission between the Department of Health and Human Services and Department of Defense to Combat COVID-19

1.0    INTRODUCTION, SCOPE, AND OBJECTIVES

1.1    Introduction

To meet the needs of the Coronavirus Disease 2019 (COVID-19) pandemic, the United States Government (USG) is identifying and will support development and at-scale manufacturing of selected vaccine candidates, to ensure timely availability to the US population when needed. This is the primary focus of the mission being executed by the Department of Health and Human Services (HHS) and Department of Defense (DoD), in support of Operation Warp Speed (OWS).

The USG is interested in pursuing prototype vaccines that are in an advanced stage of development, and will support companies that can, in parallel with nonclinical, clinical and regulatory development, rapidly establish the manufacturing capacity required to meet the USG’s objective of supplying a safe and effective Severe Acute Respiratory Syndrome Coronavirus 2 (SARS-CoV-2) vaccine to the entire US population. The USG is tasked with marshaling the efforts of the US biotechnology industry to achieve this goal.

1.2    Definition of the Prototype Project

Consistent with USG objectives, the “prototype project” under this agreement is defined as the ability to manufacture and deliver up to 100M doses of a SARS-CoV-2 vaccine, NVX-CoV-2373, which is suitable for use in humans under a sufficiently informed deployment

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strategy, and the advanced positioning of a stockpile of critical long lead raw materials for the Matrix-M adjuvant. As such, the “prototype project” will effectively demonstrate Novavax’s ability to rapidly stand up large scale manufacturing and seamlessly transition into ongoing production.

The NVX-CoV-2373 vaccine is comprised of the Matrix-M™ adjuvant, and antigen (SARS-CoV-2 spike protein). The vaccine is filled into a multi-dose vial ([****]) and is stored at refrigerated temperature (2-8oC).

Successful development of the prototype will demonstrate Novavax’s ability to rapidly stand up large scale manufacturing and seamlessly transition into ongoing production capability, in order to rapidly manufacture to meet surge requirements with little advance notification, and demonstrate capability to stockpile and distribute large quantities of the vaccine to respond when needed, including in order to supply use in clinical studies, under an Emergency Use Authorization (EUA), or pursuant to other clearance from the U.S. Food and Drug Administration (FDA).

Successful completion of the prototype will require three coordinated and integrated lines of effort:

a)Large scale manufacturing, compliant with 21 CFR Parts 210 and 211, and the Drug Supply Chain Security Act (DSCA), to the extent applicable at the time of manufacturing by statute and FDA interpretive guidance thereof.
b)Parallel nonclinical and clinical studies required to determine if the vaccine is safe and effective.
c)Compliance with all applicable U.S. regulatory requirements.

It is important to note that while results of nonclinical and clinical studies are critical to develop use case scenarios and, in turn, inform the USG’s deployment strategy as it relates to product manufactured under this agreement, successful development of the prototype is dependent only on the validity of data from these studies. The degree to which the data are “positive” or “negative” is not a factor in demonstration of the prototype.

1.3    Follow-on Activity

This prototype project includes unpriced options for follow-on production/procurement. During the performance of the prototype, the USG and Novavax will negotiate the scope and price of production/procurement. If the prototype project is successful, the USG may then enter into follow-on production/procurement by executing these options through a separate stand-alone production/procurement agreement, to be negotiated in terms of scope and price as described in the following paragraph.

In accordance with 10 U.S.C. 4022(f), and upon demonstration of the prototype, or at the accomplishment of particularly favorable or unexpected results that would justify transitioning to

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production/procurement, EUA, or Biologics License Application (BLA) approved by the FDA, the USG and Novavax may enter into a non-competitive production/procurement follow-on agreement or contract for additional production/procurement, to partially or completely meet the USG objective of supplying a safe and effective SARS-CoV-2 vaccine to vaccinate up to 300M people in the targeted population (≈560M additional doses).

1.4    Scope

Novavax has defined a scope of activities in order to successfully develop the prototype, as defined above.

One lot will be manufactured initially, with approximately 3M doses delivered in support of this agreement. In addition, the following lots will also be delivered under this agreement:

1.A second partial lot of approximately [****] doses with expiry of [****].
2.A third partial lot of approximately [**] (Up to [****]) doses with expiry no earlier than [******]. Actual requirements will depend on jurisdiction/pharmacy and federal entity orders.

Delivery of doses to the USG is contingent on the following:

1.Timing of EUA approval by FDA.
2.Timing of label language and artwork approval by FDA.
3.Timing of Advisory Committee on Immunization Practices (ACIP) recommendation.

Any additional manufacturing and deliveries will be contingent on 1) USG demand, 2) FDA guidance on strain changes, and 3) agreement on price.

The scope includes the following activities:

oManufacturing
Manufacturing of up to 100M doses of NVX-CoV-2373 vaccine (or a variant construct if terms, including price, can be agreed upon) for distribution to the USG upon EUA under section 564 of the Food, Drug, and Cosmetic (FD&C) Act or a biologics licensure granted under Section 351(a) of the Public Health Service Act by the U.S. FDA.
Establishment of large-scale current Good Manufacturing Practice (cGMP) manufacturing capacity compliant with 21 CFR Parts 210 and 211, and the DSCA to the extent applicable at the time of manufacturing by statute and FDA interpretive guidance thereof.
Comparability among clinical vaccine lots and commercial lots using a comparability protocol.

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Validation of manufacturing processes will be performed to cGMP standards.

oClinical
Phase 3 pivotal clinical trial harmonized with USG clinical strategies.
A Phase 3 clinical trial in pediatric populations (<18 years).
Phase 2 studies in at-risk subpopulations (e.g., co-morbidities, [********], immunocompromised), as well as studies to support manufacturing site comparability.

oNon-clinical
Studies to support EUA and regulatory approval (BLA).

oRegulatory
EUA submission when data supports it, while maintaining progress toward eventual BLA submission.
BLA submission when appropriate.
Regulatory support activities (Investigational New Drug (IND) submissions) for manufacturing, clinical, non-clinical studies.
Meetings as needed with regulators.

oProject Management
Mandatory reporting requirements, as described in the Base Agreement.
Submission of Quarterly Progress Reports. Format will be agreed on by the contractor and Agreements Officer’s Representative (AOR), and will include both technical and financial status and expenditure forecast.
Facilitation of biweekly teleconferences with Novavax and USG Subject Matter Experts.
Final prototype project report and applicable patents report(s).
Work Breakdown Structure (WBS) and Integrated Master Schedule (IMS).
All Regulatory correspondence relevant to the scope of work proposed, including communications with the FDA, and all submissions.

1.4.1    Novavax Project Plan

This is Novavax’s plan as of the date of the submission. Novavax desires to move quickly to large scale development as rapidly as possible, in order to meet the objectives of this proposal. As the COVID-19 pandemic is an evolving situation, Novavax may need to adapt its plan in response to FDA guidance, opportunities for manufacturing efficiencies, and clinical trial data.

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1.5    Resolution of Conflicting Language

If there is a conflict between the Project Agreement (of which this Statement of Work is part) and the Base Agreement (Medical CBRN Consortium (MCDC) Base Agreement No.: 2020-530), the Project Agreement language will supersede and control the relationship of the parties.

2.0    APPLICABLE REFERENCES

N/A

3.0    REQUIREMENTS

3.1    Major Task: cGMP Manufacturing of NVX-CoV-2373 compliant with 21 CFR 210 and 211
3.1.1    Subtask: Raw Materials – Obtain Critical Starting Materials for Adjuvant Manufacturing
Sufficient Saponin to manufacture up to 100M vaccine doses will be purchased (Desert King, headquartered in San Diego, CA, facilities in Chile). Long-lead, critical, and limited-supply materials ([**************]) will be purchased for the additional 560M vaccine doses to meet the contact requirement, in order to ensure capability to rapidly manufacture to meet surge requirements with little advance notification and demonstrate capability to stockpile and distribute large quantities of the vaccine to respond when needed.
3.1.2    Subtask: Raw Materials – Obtain Critical Starting Materials for Antigen and Fill/Finish Manufacturing
Sufficient materials (vials, stoppers, other consumables) to manufacture up to 100M vaccine doses will be purchased (sources TBD).
3.1.3    Subtask: Raw Materials – [******] Intermediates to Produce Matrix-M Adjuvant Matrix-M Adjuvant
[******** to supply large-scale manufacturing of vaccine doses will be manufactured at [**************] and PolyPeptide (Torrance, CA & Malmö, Sweden). Technology transfer and start-up of the PolyPeptide facility in Torrance, CA will be completed. Long lead, critical, and limited supply materials will be purchased in order to achieve the goal of large-scale production.
3.1.4    Subtask: Matrix-M Adjuvant Manufacturing to Supply up to 100M Vaccine Doses
Matrix-M Adjuvant bulk components will be manufactured at ACG Biologics (Seattle, WA) to supply up to 100M vaccine doses. Technology transfer and start-up of the AGC Bio facility in Seattle will be completed. An analytical comparability manufacturing study and validation studies will be performed as part of the tech transfer to each manufacturing site.

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3.1.5    Subtask: Antigen Manufacturing to Supply up to 100M Vaccine Doses
Antigen will be manufactured to supply up to 100M vaccine doses. Technology transfer and scale-up activities will be completed. An analytical comparability manufacturing study and validation studies will be performed as part of the tech transfer to each manufacturing site.
3.1.6    Subtask: Fill/Finish of up to 100M Vaccine Doses
Up to 100M doses of finished vaccine in [**** vials will be manufactured. This will include secondary packaging. Technology transfer and scale-up activities will be completed. An analytical comparability manufacturing study and validation studies will be performed as part of the tech transfer to each manufacturing site.
3.1.7    Subtask: Shipping and Storage
Novavax assumes that it will maintain a Vendor Managed Inventory (VMI) system to enable shipment of product to the Biomedical Advanced Research and Development Authority (BARDA)-managed inventory system (McKesson depots). Novavax will perform activities to establish compliance with DSCA to the extent applicable at the time of manufacturing, by statute and FDA interpretive guidance thereof.
3.1.8    Subtask: Manufacture of 3M Doses and Subsequent Manufacturing
Initially, approximately 3M doses will be manufactured at Serum Institute of India (Pune, India) or other FDA-approved location, for delivery as soon as feasible after receipt of EUA from the FDA, at an agreed-upon price per dose. In addition, the following lots will also be delivered under this agreement:
1.Novavax will deliver approximately [****] doses within [**] business days of fully executed Modification #17, from a lot that has [****] expiry and is acceptable for use under EUA.
2.Novavax will deliver approximately [**** (Up to [****]) doses within [**] business days of FDA release of the new lot or [******], whichever comes later, but no later than [******], unless agreed to by both parties. The lot will have expiry no earlier than [********]. Actual requirements will depend on jurisdiction/pharmacy and federal entity orders.
The manufacture and delivery of any doses beyond this quantity is dependent upon USG demand, FDA guidance on strain selection, and agreement between the parties on price, to be incorporated via a mutually agreed upon modification.

3.2    Major Task: Clinical Studies
Novavax will perform these clinical trials and deliver the results in an interim Clinical Study Report (CSR) at the completion of enrollment, and the final CSR when available. These trials will be conducted using a Clinical Research Organization (CRO) that is to be determined.

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3.2.1    Subtask: Phase 3 US/Mexico Efficacy Study, Adults ≥ 18 and < 75 years
Study: Phase 3 – US/Mexico Efficacy Study (to be harmonized with other USG studies), 2019nCoV-301. This includes a “crossover” component where patients that received placebo were offered the vaccine after [******].
Population: Adults ≥ 18 years, inclusive of subjects with more severe co-morbid conditions.
Locations: US/Mexico.
Primary Objectives: Clinical efficacy, safety, immunogenicity.
Design: Randomized, observer-blinded, placebo-controlled.
Test Product(s); Dose Regimen; Route of Administration: Vaccine + Matrix-M – dose determined by Phase 2 dose confirmation study, Placebo; ~0.5 mL dose Intramuscular (IM) injection, up to 2 doses at Day 0 and Day 21.
Enrollment: TOTAL N: ~30,000 (adjusted for expected endpoint incidence). [************].
3.2.1.1    Subtask: Phase 3 US/Mexico Efficacy Study, Adults ≥ 18, Booster Study
Study: Phase 3 – US/Mexico Efficacy Study (to be harmonized with other USG studies), 2019nCoV-301. This includes a booster component where patients will receive a booster dose of vaccine approximately [******] after completion of the dose regimen, and a second booster dose no less than [****** after the previous booster.
Enrollment: TOTAL N: ~25,000 (adjusted for expected enrollment).
3.2.1.2    Subtask: Phase 3 US/Mexico Efficacy Study, Adolescents ≥ 12 and < 18 years, Adolescent/Adolescent Booster Study
Study: Phase 3 – US/Mexico Efficacy Study (to be harmonized with other USG studies), 2019nCoV-301. This includes a booster component where patients will receive a booster dose of vaccine approximately [******] after completion of the dose regimen. A subgroup of patients (approximately 200) will receive a second booster dose no less than [******] after the previous booster.
Enrollment: TOTAL N: ~2500 (adjusted for expected enrollment).
3.2.2    Reserved
3.2.3    Reserved
3.2.4    Reserved
3.2.5    Subtask: Lot-to-Lot Consistency/Comparability Study (US or other)
Study: Phase 2 lot-to-lot consistency/comparability study (US or other), 2019nCoV-307.
Population: Adults ≥ 18 to < 50 years.
Locations: USA.
Primary Objectives: Safety, immunogenicity.

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Design: Randomized, observer-blinded.
Test Product(s); Dose Regimen; Route of Administration: Vaccine + Matrix-M; [************************].
Enrollment: ~300 per cohort, each cohort having [************************]. Study size may be adjusted to allow non-inferiority testing.
3.2.6    Reserved
3.2.7    Subtask: Pharmacovigilance; Establishment of Registration Safety Database
A registration safety database will be established to comply with FDA requirements for product safety and licensure.
3.2.8    Subtask: Phase 3 Pediatric Study
Study: Phase 2/3 pediatric study, 2019nCoV-503.
Population: Children ≥ 6 months to < 12 years (3 age cohorts).
Locations: [************************].
Primary Objectives: Safety, immunogenicity, effectiveness (determined by immunogenicity).
Design: Randomized, observer-blinded, placebo-controlled.
Test Product(s); Dose Regimen; Route of Administration: Vaccine + Matrix-M [******************************************].
Enrollment: N = 1,200 ([******]); N = 1,200 ([******]); N = 1,200 ([******]); TOTAL: N = 3,600; [******].
3.2.9     Subtask: Heterologous Boosting Study with Prototype Vaccine (formerly Novavax 307b, now 312)
A study (N=300) will be performed to measure the immune response of heterologous boosting (after mRNA vaccine priming). Previous participants of this study who received 2 or 3 doses of mRNA vaccine + 1 Novavax boost, will receive a second Novavax boost.
Outcomes/Measures: Compare immune responses following second NVX boost in mRNA primed participants to responses seen in initial part of study for NVX primed and mRNA primed and boosted individuals. Reactogenicity for [******] following second NVX boost and additional safety data through end of study. Magnitude and breadth of immune response as measured by IgG and pseudoneuts to vaccine and forward drift variants, will be assessed.
3.2.10    Subtask: Adult and Adolescent Heterologous Booster Study with BA.5 Vaccine and/or Other Variants, as Recommended by FDA (formerly Novavax 311, now as denoted below)
Additional cohorts will be added to this study, to include a boost with a BA.5 (Omicron) specific Novavax vaccine (different than the prototype vaccine). These cohorts will consist of:

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1)12-17 year olds previously vaccinated with 2 or 3 doses of mRNA vaccines [******] prior to enrollment (now Study 314).
2)Adults previously vaccinated with 3 doses of mRNA vaccines [******] prior to enrollment (now Study 311, Part 2).
3)Novel variant adults previously vaccinated with 3 doses of mRNA vaccines [******] prior to enrollment (now Study 313).
3.2.11    Subtask: Higher Dose Booster Safety and Immunogenicity Study (Novavax 205)
A new study will be conducted in adults to evaluate whether higher antigen doses of monovalent and bivalent vaccines produce better immune responses than the current [****] µg dose.
Population: Adults over the age of 50 with >2 prior doses of mRNA vaccine [******] prior to enrollment.
Intervention: Randomized into one of 8 study arms.
•Prototype at ******ug.
•XBB.1.5 at [***]ug or [******]ug or [******]ug of antigen.
•Bivalent at [******]+[******]ug or [**]+[**]ug or [******]+[******]ug of antigen.
•mRNA arm (if available).
Outcomes/Measures: Comparing low, medium, and high dose groups.
•Reactogenicity for [**** following vaccination and additional safety data through end of study.
•Magnitude and breadth of immune response by IgG and pseudoneuts to vaccine (prototype and BA.5) and forward drift variants.
3.3    Major Task: Non-Clinical Studies
Novavax will perform these non-clinical studies and deliver the results in a study report at completion.
3.3.1    Subtask: Mouse Study, Immunogenicity
Study 702-100. [*********] in mice for vaccine efficacy profile to comply with FDA guidelines.
3.3.2    Subtask: Rhesus Study, Immunogenicity
Study 702-099. [*******] in rhesus monkeys for vaccine efficacy profile to comply with FDA guidelines.
3.3.3    Subtask: Hamster Study, Immunogenicity
Study 702-102. Immunogenicity/challenge study in hamster [**********************] for vaccine efficacy profile to comply with FDA guidelines.

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3.3.4    Subtask: Mouse Study, T-Cell Immunogenicity
Study 702-103. T-cell immunogenicity/challenge study in mice [**********************] for vaccine efficacy profile to comply with FDA guidelines.
3.3.5    Subtask: Hamster Study, T-Cell Immunogenicity
Study 702-105. Immunogenicity/challenge study in hamster [******************** for vaccine efficacy profile to comply with FDA guidelines.
3.3.6    Subtask: Mouse Study, T-Cell Immunogenicity
Study 702-104. Immunogenicity/challenge study in hamster [*******************] for vaccine efficacy profile to comply with FDA guidelines.
3.3.7    Subtask: Non-Clinical Studies: Collaboration with Univ. of Maryland School of Medicine
Three studies to study enhancement/inhibition and neutralization, and virus challenge of vaccinated mice:
1.Validation of Spike nanoparticles in cell inhibition studies: In vitro inhibition studies on cell line permissive to r2019-nCoV, readout TBD.
2.Neutralization studies with virus against bleeds from mice, In vitro microneutralization studies on cell line permissive to r2019-nCoV, TCID50 or fluorescence readout (TBD).
3.Virus challenge of vaccinated mice (mice vaccinated outside and shipped to UM for challenge), Challenge of vaccinated mice (shipped in for infection from Novavax), Lung pathology, Titer, viral Ribonucleic Acid (RNA) quantitation, pathology scoring and reports.
3.3.8    Subtask: Structural Study of COVID-19 Spike Protein and its Complex with Host Receptor (Cooperation with Baylor College of Medicine)
Study to determine the structures of recombinant COVID-19. Spike protein in nanoparticles used in Novavax’s human vaccine and in complex with its host receptor ACE2. Will obtain a high-resolution cryoEM structure of full-length COVID-19 Spike protein and a high-resolution cryoEM structure of full-length COVID-19 Spike protein in complex with human receptor ACE2.
3.3.9    Subtask: Neutralizing Assay Histopathology for On-going [**********************]
Histopathology readings for current neutralization studies in [***************************] This will support the safety profile of the vaccine for FDA approval.
3.3.10    Subtask: Mouse Study, Immunogenicity [******] Studies
Individual immunogenicity studies [*******] in mice for vaccine efficacy profile in different sub-populations to comply with FDA guidelines.

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3.3.11    Subtask: Durability of NVX-CoV-2373 Vaccine Immunity and SARS-CoV-2 Protection at [******] in Rhesus Macaques
Study 702-110. This study is designed to evaluate the long-term immunogenicity and protective efficacy of NVX-CoV-2373 nanoparticle vaccine when administered with Matrix-MTM by IM injections on Study Days 0 and 21, to Non-Human Primates (NHP). Each study group will contain [******] NHPs (******] per sex). Blood samples will be collected prior to vaccination and at multiple time points following vaccination as outlined below. Samples will be shipped to Novavax Inc. for performance of assays to determine the vaccine immunogenicity. Animals from placebo and active treatment groups will be challenged with SARS-CoV-2 virus at [******] following last treatment and monitored for clinical illness, viral RNA and sgRNA (nasal swabs, BAL) to assess the protective efficacy of the vaccine.
3.3.12    Subtask: Immunogenicity and Protective Efficacy of Sub-Protective Doses of NVX-CoV-2373 in Rhesus Macaques
Study 702-111. This study is designed to evaluate the immunogenicity and protective efficacy of sub-optimal doses of NVX-CoV-2373 nanoparticle vaccine administered with a fixed dose of Matrix-MTM by IM injections on Study Days 0 and 21, to NHPs. Each study group will contain [****** NHPs ([***] per sex). Blood samples will be collected prior to vaccination and at various time points following vaccination as outlined below. Samples will be shipped to Novavax Inc. for performance of assays to determine the vaccine immunogenicity. Animals from placebo and active treatment groups will be challenged with SARS-CoV-2 virus at [***] following last treatment and monitored for clinical illness, viral RNA and sgRNA (nasal swabs, BAL) to assess the protective efficacy of the vaccine.
3.4    Major Task: Regulatory Affairs
Novavax will conduct the regulatory activities below, including BLA prep and submission, and provide the meeting minutes and applications to the USG.
3.4.1    Subtask: EUA Submission and Supporting Meetings and Regulatory Filings
An EUA will be submitted to the FDA upon obtaining sufficient clinical data. EUA, FDA meetings to support EUA, submission planning support for the Chemistry, Manufacturing, and Controls (CMC) team, EUA strategy and meeting support, and submission preparation support activities, will all be completed.
3.4.2    Subtask: IND Submission Updates and FDA Meetings
This task will include submissions to the IND and possible FDA meetings that will be required prior to the BLA submission.
3.4.3    Subtask: BLA Submission
A BLA will be submitted to the FDA upon obtaining sufficient clinical data, FDA meetings to support BLA, submission planning support for the CMC team, BLA strategy and meeting support, and submission preparation support activities, will all be completed.

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3.5    Major Task: Project Management and Reporting
3.5.1    Subtask: Kick-Off Meeting and Initial Baseline Review of IMS
Novavax shall conduct a Kick-Off Meeting and an initial review with the USG of the IMS, upon initiation of the program.
3.5.2    Subtask: Biweekly Meetings with OWS
Novavax shall submit the agenda in advance. Any technical updates shall be provided in advance for the USG team to review. Minutes shall be submitted after the biweekly meeting to the USG.
3.5.3    Subtask: Written Quarterly Reports
Novavax shall submit quarterly reports to the USG.
3.5.4    Subtask: Written Annual Reports
Novavax shall submit the annual reports to the USG.
3.5.5    Subtask: Written Final Report
Novavax shall submit the final report to the USG.

3.6    Optional Task: Follow-On Production
Follow-on production of finished doses of vaccine up to 560M doses.

4.0    DELIVERABLES

Del. #	Deliverable Description	Due Date	Milestone Reference	SOW Reference	Government Role	Data Type / Data Rights
	Manufacturing
4.01	[************]	[******]	5.01	3.1.1	Reviewer	[******]
4.02	[************]	[******]	5.02	3.1.2	Reviewer	[******]
4.03	[************]	[******]	5.03	3.1.3	Reviewer	[******]
4.04	[************]	[******]	5.04	3.1.4	Reviewer	[******]
4.05	[************]	[******]	5.05	3.1.5	Reviewer	[******]
4.06	[************]	[******]	5.06	3.1.6	Reviewer	[******]
4.07	[************]	[******]	5.07	3.1.7	Reviewer	[******]
4.07a	[************]	[******]	5.07a	3.1.8	Reviewer	[******]
4.07b	[************][1]	[******]	5.07b	3.1.8	Reviewer	[******]
	Clinical
4.08	[************]	[*****]	5.08	3.2.1.1	Reviewer	[*****][2]
4.08a	[************]	[*****]	5.08	3.2.9	Reviewer	[*****]
1 [******
2 As used herein, “Government Purpose Rights” has the meaning set forth in Article XI, Section 11.01(9) of the Base Agreement, as modified by Section 8.2(b) below.

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4.08b	[************]	[*****]	5.08	3.2.10	Reviewer	[******]
4.08c	[************]	[*****]	5.08	3.2.11	Reviewer	[******]
4.09	Reserved
4.10	Reserved
4.11	Reserved
4.12	[************]	[*****]	5.12	3.2.5	Reviewer	[******]
4.13	Reserved
4.14	[************]	[*****]	5.14	3.2.7	Reviewer	[******]
4.15	[************]	[*****]	5.15	3.2.1.2 3.2.8	Reviewer	[******]
	Non- Clinical
4.16	[************]	[*****]	5.16	3.3.1	Reviewer	[******]
4.17	[************]	[*****]	5.17	3.3.2	Reviewer	[******]
4.18	[************]	[*****]	5.18	3.3.3	Reviewer	[******]
4.19	[************]	[*****]	5.19	3.3.4	Reviewer	[******]
4.20	[************]	[*****]	5.20	3.3.5	Reviewer	[******]
4.21	[************]	[*****]	5.21	3.3.6	Reviewer	[******]
4.22	[************]	[*****]	5.22	3.3.7	Reviewer	[******]
4.23	[************]	[*****]	5.23	3.3.8	Reviewer	[******]
4.24	[************]	[*****]	5.24	3.3.9	Reviewer	[******]
4.25	[************]	[*****]	5.25	3.3.10	Reviewer	[******]
4.26	[************]	[*****]	5.26	3.3.11	Reviewer	[******]
4.27	[************]	[*****]	5.27	3.3.12	Reviewer	[******]
	Regulatory Affairs
4.28	[************]	[*****]	5.28	3.4.1	Reviewer	[******]
4.29	[************]	[*****]	5.29	3.4.2	Reviewer	[******]
4.30	[************]	[*****]	5.30	3.4.3	Reviewer	[******]
	Project Management
4.31	[************]	[*****]	5.31	3.5	Reviewer	[******]
4.32	[************]	[*****]	5.32	3.5.1	Reviewer	[******]
4.33	[************]	[*****]	5.33	3.5.2	Reviewer	[******]
4.34	[************]	[*****]	5.34	3.5.3	Reviewer	[******]
4.35	[************]	[*****]	5.35	3.5.4	Reviewer	[******]
4.36	[************]	[*****]	5.36	3.5.4	Reviewer	[******]
4.36a	[************]	[*****]	5.36a	3.5.4	Reviewer	[******]
4.36b	[************]	[*****]	5.36b	3.5.4	Reviewer	[******]
4.37	[************]	[*****]	5.37	3.5.5	Reviewer	[******]
4.38	[************]	[*****]	5.35	N/A	Reviewer	[******]
TBD	[************]	[*****]	Option 1	3.6	Reviewer	[******]

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Note 1: Attachment D of the Project Agreement shall be referenced for supplemental security requirements associated with deliverables under this project.

Note 2: The USG agrees to permanently transfer USG material, in the form of mutually agreed upon quantities of Clinical Drug Substance/Product, to Novavax for its own use in related drug trials. To enable the foregoing, the USG transfers all its right, title and interest in and to the Clinical Drug Substance/Product to Novavax. In consideration of such right, Novavax agrees (a) that Novavax shall [[******][******]]; (b) that Novavax agrees to [[******]]; and, (c) Novavax will, upon reasonable request from the USG, obtain and share data from the use of the Clinical Drug Substance/Product, in a mutually agreed upon format. All transfers of material produced under the project, shall obtain prior written approval by the Government, with material quantities, destinations, applications, and USG benefits clearly delineated in a mutually agreed upon format.

5.0    MILESTONE PAYMENT SCHEDULE

The milestones below are for reference and costs for the project will be invoiced monthly on a cost reimbursable basis as the work progresses.

MS #	Milestone Description (Deliverable Reference)	Due Date	Total Program Funds
	Manufacturing	[******]	[******]
5.01	[******]	[******]	[******]
5.02	[******]	[******]	[******]
5.03	[******]	[******]	[******]
5.04	[******]	[******]	[******]
5.05	[******]	[******]	[******]
5.06	[******]	[******]	[******]
5.07	[******]	[******]	[******]
5.07a	[******]	[******]	[******]
5.07b	[******]	[******]	[******]
5.07c	[******]	[******]	[******]
5.07d	[******]	[******]	[******]
5.07e	[******]	[******]	[******]
	Clinical		[******]
5.08	[******]	[******]	[******]
5.08a	[******]	[******]	[******]
5.08b	[******]	[******]	[******]
5.08c	[******]	[******]	[******]
5.09	[******]		[******]
5.10	Reserved		[******]

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5.11	Reserved		[******]
5.12	[******]	[******]	[******]
5.13	[******]		[******]
5.14	[******]	[******]	[******]
5.15	[******]	[******]	[******]
	[******]		[******]
5.16	[******]	[*********]	[******]
5.17	[******]	[*********]	[******]
5.18	[******]	[*********]	[******]
5.19	[******]	[*********]	[******]
5.20	[******]	[*********]	[******]
5.21	[******]	[*********]	[******]
5.22	[******]	[*********]	[******]
5.23	[******]	[*********]	[******]
5.24	[******]	[*********]	[******]
5.25	[******]	[*********]	[******]
5.26	[******]	[*********]	[******]
5.27	[******]	[*********]	[******]
	Regulatory Affairs		[********]
5.28	[*********]	[*********]	[*********]
5.29	[*********]	[*********]	[*********]
5.30	[*********]	[*********]	[*********]
	Project Management		[*********]
5.31	[*********]	[*********]	[*********]

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5.32	[*********]	[*********]	[*********]
5.33	[*********]	[*********]	[*********]
5.34	[*********]	[*********]	[*********]
5.35	[*********]	[*********]	[*********]
5.36	[*********]	[*********]	[*********]
5.36a	[*********]	[*********]	[*********]
5.36b	[*********]	[*********]	[*********]
5.37	[*********]	[*********]	[*********]
5.38	[*********]	[*********]	[*********]
Reservation Fees
5.39	[*********]	[*********]	[*********]
5.40	[*********]	[*********]	[*********]
5.41	[*********]	[*********]	[*********]
Total (Cost Plus Fixed Fee)		$1,800,670,981
Period of Performance (July 6, 2020 – March 31, 2024)		45 Months (Base)
Option 1: Follow-On Production		Cost: [*********]

1[[*********]

[*********]
[*********]
[*********]

2[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
3[*********]
The USG and Novavax agree that billable costs for the duration of the agreement will not exceed the total amount of $1,800,670,981, as shown in the functional areas set forth in the table below. Novavax acknowledges that any costs above the contract ceiling amounts, to include potential indirect rate adjustments, will be the sole responsibility of Novavax. Any and all milestone payments will be paid ONLY if activities are completed within the current period of performance, ending March 31, 2024.

Functional Area	Ceiling
Manufacturing	[[*********]
Clinical	[[*********]

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Non-Clinical	[*********]
Regulatory Affairs	[*********]
Project Management	[*********]
Total:	$1,800,670,981

6.0    INSPECTION, ACCEPTANCE, SHIPPING, AND DELIVERY PROVISIONS

The shipment of physical deliverables shall be coordinated with the AOR. Data deliverables shall be provided in accordance with the agreement, and in coordination with the AOR. Further details are provided below.

A. Inspection. Quality inspection of Filled Drug Product (FDP) shall occur when Novavax performs release testing, in order to confirm that the product complies with Novavax’s release specifications and criteria. Novavax will submit the Certificate of Analysis, Certificate of Compliance, examples of actual printed labels with lot number, and examples of printed carton labels for quality inspection of all drug product lots via the BARDA Data Infrastructure (BDI) system.

B. Delivery and Acceptance. Novavax shall notify the AOR (via update to BARDA-managed inventory system) at least [[*********]] prior to initial delivery of NVX-CoV-2373 product. Exceptions are permitted if approved by the AOR. Upon notification, the AOR will instruct Novavax to deliver doses either to VMI or one or more, centralized USG-designated distribution sites within the USA.

Upon delivery of product, notification of delivery quantities shall be made to the AOR via the Dose Tracking Tool in accordance with the reporting requirements. Both parties acknowledge that doses delivered under this agreement are intended for clinical use or use under an EUA or a BLA (once such EUA or BLA is received).

Upon receipt of the provided certificates and any inspection of product at the destination site(s) that was timely requested (physical or representative, i.e., pictures), the AOR will review and recommend acceptance or rejection. Inspections may be made by the AOR or a duly authorized USG representative. The USG shall accept or reject product (through the BARDA-managed inventory system) that conforms to agreement requirements based on Certificates of Analysis and Certificate(s) of Compliance, provided by Novavax, and review of temperature monitoring data. The AOR will correspondingly notify Novavax of acceptance or rejection. However, the USG’s acceptance of product will be deemed to have occurred if the USG does not provide written notice of acceptance or rejection within [[*********] of Novavax’s provision of all applicable certificates.

C. Vendor Managed Inventory. Product to be stored as VMI will be shipped to [[*********], in order to enable shipment to designated site(s). When held in VMI, these materials will be

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maintained in Novavax’s or its designated representative’s quality and inventory systems. Product held in VMI is subject to the following requirements:

i. Provide temperature controlled storage at the manufacturer’s site, approved by the USG, according to cGMP and product specifications.

ii. Where possible, store agreement products physically segregated from other products. If physical separation is not possible, separation of agreement products must be controlled by a logical Warehouse Management System (WMS) at the case and pallet level.

iii. Ensure proper labeling of stored materials as USG property.

iv. Provide the USG access to review the security systems in place and request updates as needed, in accordance with the Security Plan.

v. Include in the Government’s dose tracking tool, inventory for drug product (number of vials), including inventory quantity changes, current quantity, storage facility/location, manufacturing date, latest stability result for potency, date of next expected stability result, and the current expiration date (if applicable).

vii. Conduct testing necessary to ensure continued use of the stored material for pandemic response.

vii. Make appropriate updates to the regulatory documentation, supporting the continued use of the stored material for pandemic response.

viii. If using a storage site, provide the quality agreement, specify the location and terms of the storage contract.

For accepted product in VMI, Novavax must notify the AOR of any proposed movement of the product within the BARDA-managed inventory tracking system. Any deviations, Out of Specification (OOS) results, or other product issues, shall be reported to the USG within [[*********]] of Novavax identification.

D. Government Sites. Product to be shipped to USG-designated distribution sites shall be shipped trackable by GPS. Novavax will include the following information on the packing lists provided with bulk shipments to the centralized depots:

i. Transaction Information (TI)

ii. Transaction History (TH)

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iii. Transaction Statement (TS)

iv. Centers for Disease Control (CDC) Purchase Order (PO) Number

Novavax will also transmit bulk shipment Advance Shipment Notices (ASN) to the CDC via Electronic Data Interchange (EDI).

E. Title and Physical Risk of Loss. Title to product will transfer upon [*********]] Novavax will [[*********]. If product is initially delivered to a [[*********]], risk of loss will transfer upon [[*********]].

Novavax will notify the AOR (via e-mail or phone) of any storage or quality deviation for product held in VMI, within [[*********]. To the extent that Novavax is responsible for the correction, repair or replacement of USG property held in VMI, and replacement upon loss or damage of such product is feasible, the USG will accept replacement of such property.

7.0    INTELLECTUAL PROPERTY, DATA RIGHTS, AND COPYRIGHTS

7.1    BACKGROUND IP

(a)    Ownership. Prior to June 8, 2020, Novavax had funded the development of NVX-CoV-2373, and other antecedent vaccine programs relevant to Novavax’ proprietary position in the development of NVX-CoV-2373, as well as its sf9/baculovirus manufacturing platform, (all “Background IP”) through private funding or in collaboration with a funding partner other than the U.S. Government. Such private and non-governmental funding has continued since June 8, 2020 and is expected to continue during the performance of the Project Agreement. A list of all patents and patent applications included in the Background IP is provided below as Enclosure 4. Background IP also consists of (a) manufacturing know-how, including, without limitation, the NVAX-Cov-2373 manufacturing process definitions, process development/characterization reports, laboratory scale process procedures, manufacturing records, analytical test methods, product quality target ranges/specifications, quality target product profile, critical quality attributes (collectively “Background Know-How”), (b) data from pre-clinical and clinical research studies, analytical and process development research, and data related to, or generated using, the Background Know-How (collectively, “Background Data”), and (c) proprietary manufacturing materials, including, without limitation, sf9 cell banks (master and working), baculovirus virus stock (master and working), product standards, reference standards, and critical reagents (“Background Materials”). On June 8, 2020, Novavax and the U.S. Department of Defense entered into a Letter Contract for specified U.S.-based clinical and manufacturing development of NVX-CoV-2373 which acknowledged Background IP and made no explicit U.S. Government claims to Background IP or subsequent data arising therefrom. The U.S. Government hereby acknowledges such Background IP in full and further acknowledges that it has no ownership rights to Novavax Background IP under this Project Agreement.

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(b)     Background IP Limited License to Government. Subject to the terms of the Project Agreement, Novavax grants the U.S. Government a nonexclusive, worldwide, nontransferable, non-sublicenseable license to use the Background IP to the limited extent necessary for the U.S. Government to review and use the Deliverables tendered by Novavax under this Agreement identified in Section 4.0 above, and for no other purpose; provided that the U.S. Government agrees that it may not disclose the Background IP to third parties, or allow third parties to have access to, use, practice or have practiced the Background IP, without Novavax’s prior written consent. To the extent that a Deliverable with Foreground IP incorporates or uses Background IP, the Deliverable shall be deemed and considered to comprise Background IP and shall be used by the U.S. Government in accordance with this Background IP Limited License.

(c)     Background IP License to Novavax. Subject to the terms of the Project Agreement, the U.S. Government grants to Novavax a nonexclusive, worldwide, nontransferable, irrevocable, paid-up license to any intellectual property (including patents and patent applications) to which the U.S. Government has rights thereto, provided that such license is limited to such intellectual property rights necessary to perform Novavax’s obligations under the Project Agreement.

7.2    FOREGROUND IP

(a)    Ownership.    Notwithstanding anything in the Base Agreement to the contrary, Novavax owns all rights, title and interest in and to any development, modification, discovery, invention or improvement, whether or not patentable, conceived, made, reduced to practice, or created in connection with activities funded under the Project Agreement, including, without limitation, all data and inventions, and intellectual property rights in any of the foregoing (“Foreground IP”).

(b)    Foreground IP Special License. Subject to the terms of the Project Agreement, Novavax grants the U.S. Government a nonexclusive, worldwide, nontransferable, irrevocable, paid-up license to practice or have practiced the Foreground IP for or on behalf of the U.S. Government (“Foreground IP Special License”).

8.0     DATA RIGHTS

Article XI, §11.03 of the Base Agreement is hereby amended, consistent with the “Specifically Negotiated License Rights” capability at Article XI, §§11.01(12) and 11.03(4), as follows:

8.1 Data Ownership.

Novavax owns all rights, title and interest to all Data (as defined in Article XI, Section 11.01(7) of the Base Agreement) generated as a result of the work performed under this Project Agreement, including Subject Data.

8.2 Rights to Data.

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(a)    Subject Data. Subject to the terms of the Project Agreement, Novavax grants to the U.S. Government a Government purpose rights license to Subject Data that will convert to an unlimited rights license (as the term is defined in Article XI, Section 11.01(14) of the Base Agreement)3 after three (3) years from the date of delivery. As used herein, “Subject Data” shall mean Technical Data under Article XI, §11.01(13) of the Base Agreement Deliverables that are considered Subject Data are identified in the Deliverable Table set forth in Section 4.0 above.

(b)    Transfer of Data. Each party, upon written request to the other party, shall have the right to review and to request delivery of Subject Data, and delivery of such Data shall be made to the requesting party within two weeks of the request, except to the extent that such Data are subject to a claim of confidentiality or privilege by a third party.

(c)    Background IP Limited License. To the extent that Subject Data incorporates or uses Background IP, the data shall be deemed and considered to comprise Background IP and shall be used by the U.S. Government in accordance with the Background IP Limited License set forth in Section 7.3 above.

8.3 Background Technical Data Rights Assertions.

Novavax asserts background technical data rights as follows:

The Background Data, as defined in Section 7.1 above, was developed through private funding or in collaboration with a funding partner other than the U.S. Government. Such funding is expected to continue; accordingly, Novavax asserts Background Data as Category A Data pursuant to section 11.02(1) of the Base Agreement and the U.S. Government shall have no rights therein.

9.0     REGULATORY RIGHTS

This agreement includes research with an investigational drug, biologic or medical device that is regulated by the U.S. Food and Drug Administration (FDA) and requires FDA pre-market approval or clearance before commercial marketing may begin. It is expected that this agreement will result in the FDA authorization, clearance and commercialization of NVX-CoV-2373 as a Vaccine for SARS-CoV-2 Coronavirus (the “Technology”). Novavax is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to the FDA) that controls research under this contract. As the Sponsor of the Regulatory Application to the FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c),
3 As used herein, “Government Use” as used “Purpose Rights“ has the meaning set forth in this Section 4.0 means Government purpose rights as defined in the Base Agreement, Article XI, Section 11.01(9).) of the Base Agreement, as modified by Section 8.2(b) below.

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312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), Novavax has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application. This clause protects the return on research and development investment made by the U.S. Government in the event of certain regulatory product development failures related to the Technology.

Novavax agrees to the following:

a. Communications. Novavax will provide the U.S. Government with all communications and summaries thereof, both formal and informal, to or from FDA regarding the Technology and ensure that the U.S. Government representatives are invited to participate in any formal or informal Sponsor meetings with FDA.

b. Rights of Reference. The U.S. Government is hereby granted a right of reference as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous applicable law recognized outside of the U.S.) to any Regulatory Application submitted in support of the statement of work for the Project Agreement. When it desires to exercise this right, the U.S. Government agrees to notify Novavax in writing describing the request along with sufficient details for Novavax to generate a letter of cross-reference for the U.S. Government to file with the appropriate FDA office. The U.S. Government agrees that such letters of cross-reference may contain reporting requirements to enable Novavax to comply with its own pharmacovigilance reporting obligations to the FDA and other regulatory agencies. Nothing in this paragraph reduces the U.S. Government’s data rights as articulated in other provisions of the Project Agreement.

c. DoD Medical Product Priority. PL-115-92 allows the DoD to request, and FDA to provide, assistance to expedite development and the FDA’s review of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. Novavax recognizes that only the DoD can utilize PL 115-92. As such, Novavax will work proactively with the DoD to leverage this this law to its maximal potential under this Project Agreement. Novavax shall submit a mutually agreed upon Public Law 115-92 Sponsor Authorization Letter to the U.S. Government within 30 days of award.

10.0    ENSURING SUFFICIENT SUPPLY OF THE PRODUCT

a. In recognition of the Government’s significant funding for the development and manufacturing of the product in this Project Agreement and the Government’s need to provide sufficient quantities of a safe and effective COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions are met:

i.Novavax gives written notice, required to be submitted to the Government no later than 15 business days, of:

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a.any formal management decision to terminate manufacturing of the NVX-CoV-2373 vaccine prior to delivery of 100 million doses to USG;
b.any formal management decision to discontinue sale of the NVX-CoV-2373 vaccine to the Government prior to delivery of 100 million doses to USG; or
c.any filing that anticipates Federal bankruptcy protection; and
ii.Novavax has submitted an Emergency Use Authorization under §564 of the FD&C Act or a biologics license application under the provisions of §351(a) of the Public Health Service Act (PHSA).

b. If both conditions listed in section (a) occur, Novavax, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of the NVX-CoV-2373 vaccine with a third party for exclusive sale to the U.S. Government:

i.a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Background IP as defined in clause 7.1 necessary to manufacture or have manufactured the NVX-CoV-2373 vaccine;
ii.necessary FDA regulatory filings or authorizations owned or controlled by Novavax related to NVX-CoV-2373 and any confirmatory instrument pertaining thereto; and
iii.any outstanding Deliverables contemplated or materials purchased under this Project Agreement.

c. This Article shall be incorporated into any contract for follow-on activities for the Government to acquire and use additional doses of the product. Per section 1.3, the estimated quantity for follow-on production/procurement is approximately 560 million doses.

d. This Article will survive the acquisition or merger of the Contractor by or with a third party. This Article will survive the expiration of this agreement.

11.0    SECURITY

The security classification level for this effort is UNCLASSIFIED. Attachment D of the Project Agreement shall be referenced for supplemental security requirements associated with the execution of this project.

12.0     MISCELLANEOUS REQUIREMENTS (SAFETY, ENVIRONMENTAL, ETC.)

N/A

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13.0     GOVERNMENT FURNISHED PROPERTY/MATERIAL/INFORMATION

14.0    AGREEMENTS OFFICER’S REPRESENTATIVE (AOR) AND ALTERNATE AOR CONTACT INFORMATION

AOR

NAME: ***************************
EMAIL: ***************************
PHONE: ***************************
AGENCY NAME/DIVISION/SECTION: Joint Program Executive Office, Joint Program Lead-Enabling Biotechnologies (JPEO, JPL-EB)

Alternate AOR

NAME: ***************************
EMAIL: ***************************
PHONE **************************
AGENCY NAME/DIVISION/SECTION: Health and Human Services, Biomedical Advanced Research Development Authority (HHS/BARDA)

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ENCLOSURE 3: (SUPERSEDED)

N/A – This enclosure has been superseded from the original and is no longer applicable.

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ENCLOSURE 4: PATENT LISTING
[Pursuant to Regulation S-K, Item 601(a)(5), this enclosure setting forth the patent listing has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

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Attachment 1:

FACT SHEET FOR RECIPIENTS AND CAREGIVERS

EMERGENCY USE AUTHORIZATION (EUA) OF THE NOVAVAX COVID-19 VACCINE, ADJUVANTED TO PREVENT CORONAVIRUS DISEASE 2019 (COVID-19)

You are being offered the Novavax COVID-19 Vaccine, Adjuvanted to prevent Coronavirus Disease 2019 (COVID-19) caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2).

The Novavax COVID-19 Vaccine, Adjuvanted has received Emergency Use Authorization (EUA) from the U.S. Food and Drug Administration (FDA) to provide:

- a two-dose primary series to individuals 12 years of age and older.
- a first booster dose to the following individuals at least 6 months after completion of primary vaccination with an authorized or approved COVID-19 vaccine:
  - individuals 18 years of age and older for whom an FDA-authorized mRNA bivalent[1] COVID-19 booster vaccine is not accessible or clinically appropriate,
  - individuals 18 years of age and older who elect to receive the Novavax COVID-19 Vaccine, Adjuvanted because they would otherwise not receive a booster dose of a COVID-19 vaccine.

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